                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 29, 1999
                                                        ----------------

                             Internet America, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Texas                        000-25147                86-0778979
         -------                      -----------              ------------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)           Identification No.)


   One Dallas Center, 350 N. St. Paul Street, Suite 3000, Dallas, Texas 75201
 -----------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (214) 861-2500
                                                          --------------

         Reference is made to the Current Report on Form 8-K (the "Form 8-K") filed by Internet America, Inc. on February 16, 1999. The Form 8-K is hereby amended and restated in its entirety as follows:

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 29, 1999, Internet America, Inc., a Texas corporation (the "Company"), acquired substantially all of the assets of CompuNet, Inc., a Texas corporation ("CompuNet"), pursuant to the terms of an Asset Purchase Agreement dated January 29, 1999, by and among CompuNet, certain securityholders of CompuNet (the "Securityholders"), the Company and GEEK Assets, Inc., a Texas corporation and wholly owned subsidiary of the Company. As a result of the purchase, the Company became the indirect holder of all assets and personal property and certain liabilities of CompuNet. Those assets include the customer base and the computer equipment used to provide internet access to customers. The Company intends to continue such use of those assets.

         To the best knowledge of the Company, at the time of the purchase there was no material relationship between (i) CompuNet and the CompuNet Securityholders on the one hand and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other hand.

         The aggregate consideration paid by the Company to CompuNet was approximately $2 million, consisting of 16,910 shares of common stock, par value $.01 per share, of the Company and the assumption of certain liabilities. The acquisition consideration was determined by arms-length negotiations between the parties to the Asset Purchase Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired.
                                                                     PAGE
                                                                     ----

         (i)   Independent Auditors' Report                           F-1

         (ii)  Balance Sheets as of December 31, 1997 and 1998        F-2

         (iii) Statements of Operations for the years ended
               December 31, 1997 and 1998                             F-3

         (iv)  Statements of Shareholder's Deficit for the years
               ended December 31, 1997 and 1998                       F-4

         (v)   Statements of Cash Flows for the years ended
               December 31, 1997 and 1998                             F-5

         (vi)  Notes to Financial Statements                          F-6

(b)       Proforma financial information (unaudited).
                                                                     PAGE
                                                                     ----
         (i)   Pro Forma Balance Sheet at December 31, 1998           P-1

         (ii)  Pro Forma Statement of Operations for the year
               ended June 30, 1997                                    P-2

         (iii) Pro Forma Statement of Operations for the year
               ended June 30, 1998                                    P-3

         (iv)  Pro Forma Statement of Operations for the six
               months ended December 31, 1998                         P-4

         (v)   Notes to Pro Forma Financial Statements                P-5

(c)      Exhibits.

         The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit No.                   Description
----------                    -----------

2.1 Asset Purchase Agreement dated January 29, 1999, among Internet America Inc., GEEK Assets, Inc., CompuNet, Inc. and certain securityholders of CompuNet, Inc.(1)

23.1           Consent of Deloitte & Touche LLP. (2)

99.1           Press Release of Internet America, Inc. dated January 29,
               1999.(1)
--------------------

(1) Previously filed as an Exhibit to the Form 8-K on February 16, 1999.

(2) Filed herewith.

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of EGB, Inc. dba CompuNet, Inc.

We have audited the accompanying balance sheets of EGB, Inc. dba CompuNet, Inc. (the "Company") as of December 31, 1997 and 1998, and the related statements of operations, shareholder's deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1997 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP



Dallas, TX
April 14, 1999

EGB, INC. DBA COMPUNET, INC.


BALANCE SHEETS
------------------------------------------------------------------------------------------------------------------

                                                                                             DECEMBER 31,
                                                                                   -------------------------------
ASSETS                                                                                1997                1998
                                                                                   -----------         -----------
CURRENT ASSETS:
   Cash and cash equivalents                                                       $    21,864         $     6,247
   Accounts receivable, net of allowance for uncollectible accounts
      of  $38,000 and $46,551 in 1997 and 1998, respectively                           152,301              77,602
   Prepaid expenses and other current assets                                                --               1,496
                                                                                   -----------         -----------

           Total current assets                                                        174,165              85,345

PROPERTY AND EQUIPMENT - Net                                                            75,706             158,907

OTHER ASSETS - Net                                                                     239,967             121,868
                                                                                   -----------         -----------

TOTAL                                                                              $   489,838         $   366,120
                                                                                   ===========         ===========
LIABILITIES AND SHAREHOLDER'S DEFICIT

CURRENT LIABILITIES:
   Trade accounts payable                                                          $   191,256         $   273,423
   Accrued liabilities                                                                  92,093             161,778
   Current portion of capital lease obligations                                         23,168              35,833
   Current maturities of long-term debt                                                 56,682              70,255
   Notes payable to related parties                                                         --             311,186
   Deferred revenue                                                                    116,991             273,079
                                                                                   -----------         -----------
           Total current liabilities                                                   480,190           1,125,554
CAPITAL LEASE OBLIGATIONS, net of current portion                                       16,434             102,246
LONG-TERM DEBT, net of current portion                                                 629,771             559,505
                                                                                   -----------         -----------
           Total liabilities                                                         1,126,395           1,787,305
                                                                                   -----------         -----------

COMMITMENTS AND CONTINGENCIES (Note 6)

SHAREHOLDER'S DEFICIT:
   Common stock, no par value; 20,000,000 shares authorized, 1 share
      issued and outstanding in 1997 and 1998                                               --                  --
   Additional paid-in capital                                                           83,000              83,000
   Accumulated deficit                                                                (719,557)         (1,504,185)
                                                                                   -----------         -----------
           Total shareholder's deficit                                                (636,557)         (1,421,185)
                                                                                   -----------         -----------
TOTAL                                                                              $   489,838         $   366,120
                                                                                   ===========         ===========

See notes to financial statements.

EGB, INC. DBA COMPUNET, INC.


STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------


                                                 YEARS ENDED DECEMBER 31,
                                              -------------------------------
                                                  1997                1998
                                              -----------         -----------
REVENUES                                      $ 1,424,492         $ 1,197,969

OPERATING COSTS AND EXPENSES:
   Connectivity and operations                  1,003,208           1,148,844
   Sales and marketing                            114,376              36,720
   General and administrative                     412,784             495,714
   Depreciation and amortization                  198,129             196,308
   Impairment of equipment                        264,184                  --
                                              -----------         -----------

           Total                                1,992,681           1,877,586
                                              -----------         -----------

LOSS FROM OPERATIONS                             (568,189)           (679,617)

INTEREST EXPENSE                                   77,383             105,011
                                              -----------         -----------

NET LOSS                                      $  (645,572)        $  (784,628)
                                              ===========         ===========

See notes to financial statements.

EGB, INC. DBA COMPUNET, INC.


STATEMENTS OF SHAREHOLDER'S DEFICIT
YEARS ENDED DECEMBER 31, 1997 AND 1998
----------------------------------------------------------------------------------------------------------------------------

                                                                          ADDITIONAL                              TOTAL
                                               COMMON STOCK                PAID-IN          ACCUMULATED        SHAREHOLDER'S
                                      -------------------------------
                                           SHARES         AMOUNT           CAPITAL            DEFICIT             DEFICIT
                                           -------        -------        -----------        -----------         -----------

Balance, January 1, 1997                         1        $    --        $    83,000        $   (73,985)        $     9,015

Net loss                                        --             --                 --           (645,572)           (645,572)
                                           -------        -------        -----------        -----------         -----------

Balance, December 31, 1997                       1             --             83,000           (719,557)           (636,557)

Net loss                                        --             --                 --           (784,628)           (784,628)
                                           -------        -------        -----------        -----------         -----------

Balance December 31, 1998                        1        $    --        $    83,000        $(1,504,185)        $(1,421,185)
                                           =======        =======        ===========        ===========         ===========


See notes to financial statements.

EGB, INC. DBA COMPUNET, INC.


STATEMENTS OF CASH FLOWS
----------------------------------------------------------------------------------------------------------


                                                                            YEARS ENDED DECEMBER 31,
                                                                         -------------------------------

                                                                            1997                 1998
                                                                         -----------         -----------
OPERATING ACTIVITIES:
   Net loss                                                              $  (645,572)        $  (784,628)
   Adjustments to reconcile net loss to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                          198,129             196,308
      Loss on impairment                                                     264,184                  --
      Changes in operating assets and liabilities:
         Accounts receivable, net                                           (143,340)             74,699
         Prepaid expenses and other current assets                                --              (1,496)
         Other assets                                                         25,000                  --
         Accounts payable and accrued liabilities                            283,349             151,852
         Deferred revenue                                                    116,991             156,088
                                                                         -----------         -----------

           Net cash provided by (used in) operating activities                98,741            (207,177)
                                                                         -----------         -----------

INVESTING ACTIVITIES - Purchases of property
   and equipment                                                            (103,359)            (39,766)
                                                                         -----------         -----------

FINANCING ACTIVITIES:
   Proceeds from notes payable to related parties                                 --             311,186
   Principal payments on long-term debt and capital leases                   (56,490)            (79,860)
                                                                         -----------         -----------

      Net cash provided by (used in) financing activities                    (56,490)            231,326
                                                                         -----------         -----------

NET DECREASE IN CASH                                                         (61,108)            (15,617)

CASH, BEGINNING OF PERIOD                                                     82,972              21,864
                                                                         -----------         -----------

CASH, END OF PERIOD                                                      $    21,864         $     6,247
                                                                         ===========         ===========

SUPPLEMENTAL INFORMATION:
   Cash paid for interest                                                $    77,630         $    93,217
                                                                         ===========         ===========
   Equipment acquired under capital leases                               $    46,545         $   121,644
                                                                         ===========         ===========


See notes to financial statements.

EGB, INC. DBA COMPUNET, INC.

NOTES TO FINANCIAL STATEMENTS

1.    GENERAL INFORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      GENERAL - EGB, Inc. dba CompuNet, Inc. (the "Company"), was incorporated in Texas on October 10, 1996, and is a provider of Internet access, serving both individual and corporate customers in the Dallas/Ft. Worth area. As described more fully in footnote 9, on January 29, 1999, substantially all of the assets and the recorded liabilities (except for the note payable to related parties) of the Company were sold to Internet America, Inc. ("Internet America"), a Texas Corporation.

      The Company has experienced cumulative operating losses, and its operations are subject to certain risks and uncertainties including, among others, risks associated with technology and regulatory trends, evolving industry standards, dependence on its network infrastructure and suppliers, growth and acquisitions, actual and prospective competition by entities with greater financial and other resources, the development of the Internet market and need for additional capital or refinancing of existing obligations. There can be no assurance that the Company will be successful in becoming profitable or generating positive cash flow in the future.

      REVENUE RECOGNITION - The Company recognizes revenue as services are rendered. Services paid in advance or subject to refund are recorded as deferred revenue.

      CREDIT RISK - The Company's accounts receivable potentially subjects the Company to credit risk, as collateral is generally not required. The Company's risk of loss is limited due to advance billings to customers for services, the use of pre-approved charges to customer credit cards, and the ability to terminate access on delinquent accounts.

      FINANCIAL INSTRUMENTS - The carrying amounts of cash, accounts receivable, accounts payable and accrued liabilities approximate fair value because of the short maturity of these instruments. The fair values for debt and lease obligations, which have fixed interest rates, do not differ materially from their carrying values.

      PROPERTY AND EQUIPMENT - Property and equipment are recorded at cost. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the assets, ranging from three to five years.

      EQUIPMENT UNDER CAPITAL LEASE - The Company leases certain of its data communication and other equipment under agreements accounted for as capital leases. The assets and liabilities under capital leases are recorded at the lesser of the present value of aggregate future minimum lease payments, including estimated bargain purchase options, or the fair value of the assets under lease. Assets under capital lease are depreciated over the shorter of their estimated useful lives or the related lease term.

      ACQUIRED SUBSCRIBER BASE - The Company capitalizes specific costs incurred for the purchase of subscriber bases from other Internet Service Providers ("ISPs"). The subscriber acquisition costs include the actual fee paid to the selling ISPs as well as the assumption of deferred service obligations and legal expenses specifically related to the transactions. Amortization is provided using the straight- line method over three years commencing when the subscriber base is received. The acquired subscriber base, net of accumulated amortization, is included in other assets.

      LONG-LIVED ASSETS - On an annual basis, the Company reviews the values assigned to long-lived assets, such as property and equipment and acquired subscriber base, to determine if any impairments are other than temporary. Provisions for asset impairments are based on discounted cash flow projections in accordance with Statement of Financial Accounting Standards ("SFAS") NO. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," and such assets are written down to their estimated fair values. Management believes that the long-lived assets in the accompanying balance sheets are properly valued. An impairment loss of $264,184 related to the write-down of data communications equipment was recognized during the year ended December 31, 1997.

      ADVERTISING EXPENSES - The Company accounts for advertising costs as expenses in the period in which they are incurred. Advertising expenses for the years ended December 31, 1997 and 1998 were $60,841 and $15,428, respectively.

      INCOME TAXES - Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the carrying amount of existing assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse.

      USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from these estimates.

      RECENT ACCOUNTING PRONOUNCEMENTS - In June 1998, Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", was issued and is effective for fiscal years beginning after June 15, 1999. SFAS 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, the type of hedge transaction. The Company believes the adoption of the standard will not have a material impact on the Company's results of operations or financial position. The Company has not evaluated the impact on the results of operations or financial position of adopting SFAS 133.

2.    PROPERTY AND EQUIPMENT

      Property and equipment consist of:


                                                                     DECEMBER 31,
                                                          -------------------------------
                                                              1997               1998

Data communications and office equipment                  $    60,359         $   203,945
Furniture and fixtures                                         34,225              34,225
Computer software                                               6,078              23,902
                                                          -----------         -----------

                                                              100,662             262,072

Less accumulated depreciation and amortization                (24,956)           (103,165)
                                                          -----------         -----------

                                                          $    75,706         $   158,907
                                                          ===========         ===========

      Property under capital lease, primarily data communications equipment included above, amounted to $46,545 and $168,189 at December 31, 1997 and 1998, respectively. Included in accumulated depreciation and amortization are amounts related to property under capital lease of $9,873 and $52,836 at December 31, 1997 and 1998, respectively. Depreciation expense charged to operations was $82,442 and $78,209 for the years ended December 31, 1997 and 1998, respectively, and included $9,873 and $42,963, respectively, pertaining to property under capital lease.

3.    ASSETS

      Other assets consist of:

                                                     DECEMBER 31,
                                           -------------------------------
                                              1997                 1998

Acquired subscriber base                   $   377,216         $   377,216
Deposits                                        25,000              26,639
Other                                              925                 925
                                           -----------         -----------
                                               403,141             404,780
Less accumulated amortization                 (163,174)           (282,912)
                                           -----------         -----------

                                           $   239,967         $   121,868
                                           ===========         ===========


4.    LONG-TERM DEBT

      Long-term debt consists of:


                                                                                                 DECEMBER 31,
                                                                                        -------------------------------
                                                                                            1997               1998
Note payable to a financial institution maturing
December 31, 2003, bearing interest at 10.5%,
with principal and interest payable monthly                                             $   508,453         $   451,760

Note payable in connection with the acquisition of
a subscriber base, due December 31, 2003, bearing
interest at 8%, interest payable monthly for the first
three years, and principal and interest
payable monthly during 2000 through 2003                                                    178,000             178,000
                                                                                        -----------         -----------

                                                                                            686,453             629,760

Less current portion                                                                        (56,682)            (70,255)
                                                                                        -----------         -----------

                                                                                        $   629,771         $   559,505
                                                                                        ===========         ===========





      Pursuant to an asset purchase agreement dated January 29, 1999, Internet America paid the outstanding principal related to the above debt totaling $629,760 and the related accrued interest on the notes payable to third parties. See Note 9 for further information related to the sale of the Company.

5.    NOTES PAYABLE TO RELATED PARTIES

      During 1998, the Company executed two promissory notes payable to related parties for $80,000 and $231,186, bearing interest at 8% and 15%, respectively. The notes are due on December 31, 1999.

6.    COMMITMENTS AND CONTINGENCIES

      The Company leases certain of its facilities under operating leases. Rental expense under these leases was approximately $32,277 and $37,493 for the years ended December 31, 1997 and 1998, respectively. At December 31, 1998, future minimum lease payments on capital and operating leases were approximately as follows:


                                                                  CAPITAL           OPERATING
                                                                  LEASES              LEASES

1999                                                           $    58,444         $    30,448
2000                                                                48,998              32,625
2001                                                                42,701              16,313
2002                                                                31,896                  --
2003                                                                 5,316                  --
                                                               -----------         -----------

Total minimum lease payments                                       187,355         $    79,386
                                                                                   ===========

Less amounts representing interest                                 (49,276)
                                                               -----------

Present value of minimum capitalized lease payments                138,079

Less current portion                                               (35,833)
                                                               -----------

Long-term capitalized lease obligations                        $   102,246
                                                                                   ===========


      The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, results of operations and cash flows.


7.    INCOME TAXES

      No provision for income taxes has been recognized for the years ended December 31, 1997 and 1998 as the Company has incurred net operating losses for income tax purposes since inception and has no carryback potential. The Company has provided a valuation allowance for net deferred tax assets, as it is more likely than not that these assets will not be realized.

      Deferred tax assets and liabilities as of December 31, 1997 and 1998, consist of:


                                                          DECEMBER 31,
                                                -------------------------------
                                                    1997                1998
Deferred tax assets:
   Net operating loss carryforwards             $   351,482         $   454,678
   Allowance for doubtful accounts                   72,093              49,685
   Depreciation and amortization                     62,187              83,716
                                                -----------         -----------

Total deferred tax assets                           485,762             588,079

Valuation allowance                                (485,762)           (588,079)
                                                -----------         -----------

Net deferred tax assets                         $        --         $        --
                                                ===========         ===========

      At December 31, 1998, the Company has net operating loss carryforwards of approximately $1,025,000 for federal income tax purposes.

      A reconciliation of the income tax provision computed at statutory tax rates to the income tax provision for the years ended December 31, 1997 and 1998 is as follows:


                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                                1997         1998

Federal income tax benefit at statutory rate                    (34)%        (34)%
State tax benefit, net of federal benefit                        (3)          (3)
Adjustment due to deferred tax asset valuation allowance         37           37
                                                                ---          ---
         Total income tax provision                               0%           0%
                                                                ===          ===


8.    SUBSEQUENT EVENT

      On January 29, 1999, Internet America acquired substantially all of the assets and assumed certain liabilities (except the notes payable to the related parties) of the Company pursuant to an asset purchase agreement by and among the Company, the shareholder of the Company, Internet America, and GEEK Assets, Inc., a Texas corporation and wholly owned subsidiary of Internet America. GEEK Assets, Inc. exchanged 16,910 shares of common stock of its parent, Internet America, for the net assets of the Company. The combination was accounted for as a pooling of interests.

                             INTERNET AMERICA, INC.
                    PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                  (unaudited)


The following unaudited condensed pro forma balance sheet as of December 31, 1998 and the unaudited condensed pro forma statements of operations for the years ended June 30, 1997 and 1998 and the six months ended December 31, 1998 reflect the acquisition of EGB, Inc. dba CompuNet, Inc. ("CompuNet") by Internet America, Inc. (the "Company") as if the combination occurred at the beginning of the earliest period presented. The acquisition has been accounted for as a pooling of interests under the provisions of Accounting Principles Board Opinion No. 16, "Business Combinations."

The condensed pro forma statements of operations for the years ended June 30, 1997 and 1998 and the six months ended December 31, 1998 are based upon the historical financial statements of the Company for the years ended June 30, 1997 and 1998 and the six month period ended December 31, 1998 and the historical financial statements of CompuNet for the period from October 10, 1996 (inception) to June 30, 1997, the year ended June 30, 1998 and the six month period ended December 31, 1998.

The condensed pro forma financial statements are not necessarily indicative of the Company's results of operations that might have occurred had the acquisition been completed at inception, or indicative of the Company's consolidated financial position or results of operations for any future date or period.

These unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of CompuNet included elsewhere in this document and the financial statements of Internet America, Inc. referred to above.

                             INTERNET AMERICA, INC.
                       PRO FORMA CONDENSED BALANCE SHEET
                               DECEMBER 31, 1998
                                  (unaudited)

                                                                                                    PRO FORMA
                                                                       HISTORICAL                  ADJUSTMENTS       PRO FORMA
                                                            ------------------------------------  --------------   -------------
                                                              INTERNET            COMPUNET,                          INTERNET
                                                            AMERICA, INC.            INC.                          AMERICA, INC.
                                                            ------------         ------------                      ------------
                      ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                              $ 17,761,993         $      6,247                      $ 17,768,240
     Trade receivables, net                                      267,716               77,602                           345,318
     Prepaid expenses and other current assets                   134,976                1,496                           136,472
                                                            ------------         ------------                      ------------
        Total current assets                                  18,164,685               85,345                        18,250,030

PROPERTY AND EQUIPMENT, net                                    1,463,835              158,907                         1,622,742

OTHER ASSETS, net                                                427,375              121,868                           549,243
                                                            ------------         ------------                      ------------

                                                            $ 20,055,895         $    366,120                      $ 20,422,015
                                                            ============         ============                      ============

LIABILITIES AND SHAREHOLDER'S DEFICIT

CURRENT LIABILITIES:
     Trade accounts payable                                 $  1,051,995         $    273,423                      $  1,325,418
     Accrued liabilities                                         655,346              161,778                           817,124
     Deferred revenue                                          1,927,789              273,079                         2,200,868
     Current maturities of long-term debt                             --               70,255                            70,255
     Current maturities of capital lease obligations             106,395               35,833                           142,228
     Notes payable to related parties                                 --              311,186       (311,186)(1)             --
                                                            ------------         ------------                      -------------
        Total current liabilities                              3,741,525            1,125,554                         4,555,893

CAPITAL LEASE OBLIGATIONS, net of current
        portion                                                       --              102,246                           102,246

LONG-TERM DEBT, net of current portion                                --              559,505                           559,505
                                                            ------------         ------------                      -------------
        Total liabilities                                      3,741,525            1,787,305                         5,217,644
                                                            ------------         ------------                      -------------

SHAREHOLDERS' EQUITY (DEFICIT):
     Common stock                                                 62,860                   --            169 (2)         63,029
     Additional paid-in capital                               22,697,916               83,000        311,017 (1)     23,091,933
     Accumulated deficit                                      (6,446,406)          (1,504,185)                       (7,950,591)
                                                            ------------         ------------                      ------------
        Total shareholder's equity (deficit)                  16,314,370           (1,421,185)                       15,204,371
                                                            ------------         ------------                      ------------

                                                            $ 20,055,895         $    366,120                      $ 20,422,015
                                                            ============         ============                      ============

                             INTERNET AMERICA, INC.
                  PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                            YEAR ENDED JUNE 30, 1997
                                  (Unaudited)


                                                            HISTORICAL                     PRO FORMA
                                                ---------------------------------         ------------
                                                  INTERNET            COMPUNET,            INTERNET
                                                AMERICA, INC.            INC.             AMERICA, INC.
                                                ------------         ------------         ------------
REVENUES:
       Access                                   $  8,177,300         $    643,440         $  8,820,740
       Business services                           1,044,689                   --            1,044,689
       Other                                         248,933                   --              248,933
                                                ------------         ------------         ------------
           Total                                   9,470,922              643,440           10,114,362
                                                ------------         ------------         ------------

OPERATING COSTS AND EXPENSES:
       Connectivity and operations                 6,185,100              412,649            6,597,749
       Sales and marketing                         1,912,265               67,288            1,979,553
       General and administrative                  2,747,225              143,114            2,890,339
       Depreciation and amortization               1,618,089               44,352            1,926,625
       Impairment of equipment                       350,787              264,184              350,787
                                                ------------         ------------         ------------
           Total                                  12,813,466              931,587           13,745,053
                                                ------------         ------------         ------------

OPERATING LOSS                                    (3,342,544)            (288,147)          (3,630,691)
INTEREST EXPENSE, NET                                480,985               28,658              509,643
                                                ------------         ------------         ------------

NET LOSS                                        $ (3,823,529)        $   (316,805)        $ (4,140,334)
                                                ============         ============         ============
NET LOSS PER COMMON SHARE:

       BASIC                                    $      (1.12)                             $      (1.21)
                                                ============                              ============
       DILUTED                                  $      (1.12)                             $      (1.21)
                                                ============                              ============

WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING:

       BASIC                                       3,417,808                                 3,434,718 (2)

       DILUTED                                     3,417,808                                 3,434,718 (2)

                             INTERNET AMERICA, INC.
                  PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                            YEAR ENDED JUNE 30, 1998
                                  (Unaudited)


                                                        HISTORICAL                                           PRO FORMA
                                               ------------------------------                               -------------
                                                INTERNET           COMPUNET,            PRO FORMA            INTERNET
                                               AMERICA, INC.          INC.             ADJUSTMENTS          AMERICA, INC.
                                               -------------      -----------          -----------          -------------
REVENUES:
       Access                                   $ 9,565,815        $ 1,271,534                               $10,837,349
       Business services                          1,036,145                 --                                 1,036,145
       Other                                         41,312                 --                                    41,312
                                                -----------        -----------                               -----------
           Total                                 10,643,272          1,271,534                                11,914,806
                                                -----------        -----------                               -----------
OPERATING COSTS AND EXPENSES:
       Connectivity and operations                4,508,781          1,181,399                                 5,690,180
       Sales and marketing                        1,140,279            107,520                                 1,247,799
       General and administrative                 1,919,325            536,917                                 2,456,242
       Depreciation and amortization              1,473,779            112,298                                 1,586,077
                                                -----------        -----------                               -----------
           Total                                  9,042,164          1,938,134                                10,980,298
                                                -----------        -----------                               -----------

OPERATING INCOME (LOSS)                           1,601,108           (666,600)                                  934,508
INTEREST EXPENSE, NET                               571,106             67,640            (20,539)(1)            618,207
                                                -----------        -----------                               -----------

INCOME (LOSS) BEFORE INCOME TAX                   1,030,002           (734,240)                                  316,301
INCOME TAX EXPENSE                                   24,000                 --                                    24,000
                                                -----------        -----------                               -----------
NET INCOME (LOSS)                               $ 1,006,002        $  (734,240)                              $   292,301
                                                ===========        ===========                               ===========
NET INCOME PER COMMON SHARE:
       BASIC                                    $      0.28                                                  $      0.08
                                                ===========                                                  ===========
       DILUTED                                  $      0.21                                                  $      0.06
                                                ===========                                                  ===========
WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING:
       BASIC                                      3,532,221                                 16,910(2)          3,549,131
       DILUTED                                    4,783,319                                 16,910(2)          4,800,229

                             INTERNET AMERICA, INC.
                  PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                       SIX MONTHS ENDED DECEMBER 31, 1998
                                  (Unaudited)


                                                           HISTORICAL                                        PRO FORMA
                                                  INTERNET         COMPUNET,            PRO FORMA            INTERNET
                                                AMERICA, INC.         INC.              ADJUSTMENTS         AMERICA, INC.
                                               -------------      -----------           -----------        --------------
REVENUES:
       Access                                   $ 5,791,434        $   558,539                             $ 6,349,973
       Business services                            531,546                 --                                 531,546
       Other                                         44,841                 --                                  44,841
                                                -----------        -----------                             -----------
           Total                                  6,367,821            558,539                               6,926,360
                                                -----------        -----------                             -----------
OPERATING COSTS AND EXPENSES:
       Connectivity and operations                2,522,972            545,277                               3,068,249
       Sales and marketing                        1,546,432             10,016                               1,556,448
       General and administrative                 1,217,860            231,198                               1,449,058
       Depreciation and amortization                787,970             99,275                                 887,245
                                                -----------        -----------                             -----------
           Total                                  6,075,234            885,766                               6,961,000
                                                -----------        -----------                             -----------
OPERATING INCOME (LOSS)                             292,587           (327,227)                                (34,640)
INTEREST EXPENSE, NET                               105,768             40,309           (20,539)(1)           125,538
                                                -----------        -----------                             -----------

INCOME (LOSS) BEFORE INCOME TAX                     186,819           (367,536)                               (160,178)
INCOME TAX EXPENSE                                   10,000                 --                                  10,000
                                                -----------        -----------                             -----------

NET INCOME (LOSS)                               $   176,819        $  (367,536)                            $  (170,178)
                                                ===========        ===========                             ===========
NET INCOME PER COMMON SHARE:
       BASIC                                    $      0.05                                                $     (0.04)
                                                ===========                                                ===========
       DILUTED                                  $      0.03                                                $     (0.04)
                                                ===========                                                ===========
WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING:

       BASIC                                      3,878,305                               16,910(2)          3,895,215

       DILUTED                                    5,848,830                               16,910(2)          3,895,215

                             INTERNET AMERICA, INC.
               NOTES TO CONDENSED PRO FORMA FINANCIAL STATEMENTS

(1) Notes payable to related parties were not assumed by Internet America, Inc. as a part of the combination. Adjustment reflects the decrease in notes payable as a contribution of capital and the decrease in interest expense related to the notes payable to related parties.

(2) Reflects the exchange of 16,910 shares of common stock of Internet America, Inc. for the net assets of CompuNet. The combination was accounted for as a pooling of interests.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERNET AMERICA, INC.


Date: April 16, 1999         By: /s/ Michael T. Maples
                                ----------------------
                                Michael T. Maples,
                                President and Chief Executive Officer

                               INDEX TO EXHIBITS


Exhibit
Number                 Description of Exhibit
-------                ----------------------

 2.1         Asset Purchase Agreement, dated January 29,1999, among Internet
             America Inc., GEEK Assets, Inc., CompuNet, Inc. and certain securityholders of CompuNet, Inc. (1)

 23.1        Consent of Deloitte & Touche LLP. (2)

 99.1        Press Release of Internet America, Inc. dated January 29, 1999.
             (1)

--------------------

(1) Previously filed as an Exhibit to the Form 8-K on February 16, 1999.

(2) Filed herewith.